Exhibit 10.2

Execution Version

INCREMENTAL TERM FACILITY SUPPLEMENT

This INCREMENTAL TERM FACILITY SUPPLEMENT (Tranche A) (this “Supplement”) is entered into as of September 5, 2012, among Alliant Techsystems Inc., a Delaware corporation (the “Borrower”), each lender party hereto (collectively, the “Incremental Term Loan Lenders” and individually, an “Incremental Term Loan Lender”), Bank of America, N.A., as Administrative Agent (in such capacity, the “Administrative Agent”), and Merrill Lynch, Pierce, Fenner & Smith Incorporated as Lead Arranger (in such capacity, the “Lead Arranger”).

Reference is made to that certain Second Amended and Restated Credit Agreement, dated as of October 7, 2010 (as amended, restated, extended, supplemented or otherwise modified in writing from time to time, the “Credit Agreement;” the terms defined therein being used herein as therein defined), among the Borrower, the Lenders from time to time party thereto, the Administrative Agent, the other Agents and the Arrangers.

Pursuant to Section 2.15(a) of the Credit Agreement, the Borrower has requested (a) the addition of a $200,000,000 additional term loan facility, (b) that the Incremental Term Loan Lenders party hereto extend Incremental Term Loans as provided herein, and (c) the effective date for such additional term loan facility be September 5, 2012 (the “Effective Date”).

Each Incremental Term Loan Lender party to this Supplement (this “Supplement”) has agreed to provide the Incremental Term Commitment set forth opposite it name on Schedule I hereto (its “Incremental Term Commitment”) and has indicated its willingness to lend the Incremental Term Loans on the terms and conditions set forth herein and in the Credit Agreement.

Section 1.                                            Incremental Term Facility. The aggregate Incremental Term Commitments of $200,000,000 provided hereunder (i) shall be designated “Tranche A Incremental Term Facility” (the “Tranche A Incremental Term Facility”) and the Incremental Term Loans made thereunder shall be designated “Tranche A Incremental Term Loans” (the “Tranche A Incremental Term Loans”) and (ii) shall, in addition to the terms and conditions set forth in the Credit Agreement, have the following terms and conditions:

(a)                                  The Incremental Term Facility Closing Date must occur on or prior to October 15, 2012 (the “Termination Date”), which shall in no event be less than ten Business Days from the date of this Supplement;

(b)                                 The Maturity Date shall be September 5, 2017;

(c)                                  The Borrower shall repay to the Administrative Agent for the ratable account of the Incremental Term Loan Lenders the aggregate principal amount of all Tranche A Incremental Term Loans outstanding on the following dates in the respective amounts set forth opposite such dates (which amounts shall be reduced as a result of the application of

Alliant Techsystems –
Incremental Term Facility Supplement

prepayments in accordance with the order of priority set forth in Section 2.06 of the Credit Agreement):

Date	Amount
December 31, 2012	$2,500,000
March 29, 2013	$2,500,000
June 28, 2013	$2,500,000
September 30, 2013	$2,500,000
December 31, 2013	$2,500,000
March 31, 2014	$2,500,000
June 30, 2014	$2,500,000
September 30, 2014	$5,000,000
December 31, 2014	$5,000,000
March 31, 2015	$5,000,000
June 30, 2015	$5,000,000
September 30, 2015	$5,000,000
December 31, 2015	$5,000,000
March 31, 2016	$5,000,000
June 30, 2016	$5,000,000
September 30, 2016	$5,000,000
December 30, 2016	$5,000,000
March 31, 2017	$5,000,000
June 30, 2017	$5,000,000

provided, however, that the final principal repayment installment of the Tranche A Incremental Term Loans shall be repaid on the Maturity Date for the Tranche A Incremental Term Facility under which such Tranche A Incremental Term Loans were made and in any event shall be in an amount equal to the aggregate principal amount of all Tranche A Incremental Term Loans outstanding on such date;

(d)                                 The Applicable Rate for the Tranche A Incremental Term Loans shall be for any day, with respect to Base Rate Loans and Eurodollar Rate Loans, the applicable rate per annum set forth below in the grid captioned “Tranche A Incremental Term Facility — Applicable Rate”, under the captions “Base Rate Percentage” or “Eurodollar Rate Percentage” cited therein, as the case may be, based upon the Senior Secured Credit Rating:

Tranche A Incremental Term Facility — Applicable Rate

	Senior Secured Credit
	Ratings	Eurodollar Rate	Base Rate
Pricing Level	(Moody’s/ S&P/Fitch)	Percentage	Percentage
I	Baa2/BBB/BBB or higher	2.00%	1.00%

II	Baa3/BBB-/BBB-	2.25%	1.25%

III	Ba1/BB+/BB+	2.50%	1.50%

IV	Ba2/BB/BB	2.75%	1.75%

V	Ba3/BB-/BB- or lower or no Senior Secured Credit Rating	3.00%	2.00%

Any increase or decrease in the Applicable Rate resulting from a change in the Senior Secured Credit Rating shall become effective as of the first Business Day immediately following the date of such change in the Senior Secured Credit Rating; and

(e)                                  The making of the Tranche A Incremental Term Loans shall be subject to the provisions of Sections 2.01(b), 2.02 and 4.02 of the Credit Agreement.

Section 2.                                            Representations and Warranties of the Borrower. The Borrower represents to the Administrative Agent and the Incremental Term Loan Lenders that:

(a)                                  No Default has occurred and is continuing on and as of the Effective Date or would result from the addition of the Incremental Term Facility hereunder;

(b)                                 The representations and warranties of the Borrower contained in Article V or any other Loan Document, are true and correct in all material respects on and as of the Effective Date, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they shall be true and correct in all material respects as of such earlier date, and except that for purposes of this Section 2(b), the representations and warranties contained in Sections 5.05(a) and (b) of the Credit Agreement shall be deemed to refer to the most recent statements furnished pursuant to Sections 6.01(a) and (b), respectively, of the Credit Agreement;

(c)                                  The Borrower has complied with each of the conditions set forth in Section 2.15(c) of the Credit Agreement on and as of the Effective Date; and

(d)                                 The Tranche A Incremental Term Facility does not exceed the Term Commitment Increase Availability.

Section 3.                                            New Lenders.

Each Incremental Term Loan Lender that is an Additional Term Loan Lender:

(a) represents and warrants that (i) it has full power and authority, and has taken all action necessary, to execute and deliver this Supplement and to consummate the transactions contemplated hereby and to become a Lender under the Credit Agreement, (ii) it meets all requirements of an Eligible Assignee under the Credit Agreement, and (iii) from and after the Effective Date, it shall be bound by the provisions of the Credit Agreement as a Lender thereunder and shall have the obligations of a Lender thereunder, (iv) it has received a copy of the Credit Agreement and the other Loan Documents, together with copies of the most recent financial statements delivered pursuant to Section 6.01 thereof, as applicable, and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Supplement and provide its Incremental Term Commitment hereunder on the basis of which it has made such analysis and decision independently and without reliance on the Administrative Agent or any other Lender;

(b) agrees that it will, independently and without reliance upon the Administrative Agent or any other Lender and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Credit Agreement and the other Loan Documents;

(c) appoints and authorizes the Administrative Agent to take such action on its behalf and to exercise such powers under the Credit Agreement and the other Loan Documents as are delegated to the Administrative Agent by the terms thereof, together with such powers as are reasonably incidental thereto;

(d) agrees that it will perform in accordance to their terms, all obligations which by the terms of the Credit Agreement and the other Loan Documents are required to be performed by it as a Lender; and

(e) in the case of such Incremental Term Loan Lender that is a Foreign Lender, comply with the provisions of Section 10.15 of the Credit Agreement.

Section 4.                                            Reference to and Effect on Loan Documents. (a) On and after the Effective Date, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof” or words of like import referring to the Credit Agreement, and each reference in the Notes and each of the other Loan Documents to “the Credit Agreement”, “thereunder”, “thereof” or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement, as supplemented by this Supplement. This Supplement is an Incremental Term Facility Supplement referred to in the definition of Loan Documents and shall for all purposes constitute a Loan Document.

(b)                                 The Credit Agreement, the Notes and each of the other Loan Documents, as specifically supplemented by this Supplement, are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed. Without limiting the generality of the foregoing, the Collateral Documents and all of the Collateral described therein do and shall continue to secure the payment of all Obligations (including, without limitation, any Obligations created or contemplated hereunder) of the Loan Parties under the Loan Documents, in each case as supplemented by this Supplement.

(c)                                  Each of the undersigned Guarantors consents to this Supplement and the transactions contemplated hereby and hereby confirms and agrees that (i) notwithstanding the effectiveness of this Supplement, the Guaranty is, and shall continue to be, in full force and effect and is hereby ratified and confirmed in all respects, except that, on and after the effectiveness of this Supplement each reference in the Guaranty to the “Credit Agreement”, “thereunder”, “thereof” or words of like import shall mean and be a reference to the Credit

Agreement, as supplemented by this Supplement, and (b) each of the Collateral Documents to which such Guarantor is a party and all of the Collateral described therein do, and shall continue to, secure the payment of all Obligations (including, without limitation, any Obligations created or contemplated hereunder) to be secured thereunder.

Section 5.                                            Costs and Expenses. The Borrower agrees to pay or reimburse all reasonable out-of-pocket costs and expenses of the Administrative Agent in connection with the preparation, execution, delivery and administration, modification and amendment of this Supplement and the other instruments and documents to be delivered hereunder or in connection herewith (including, without limitation, the reasonable fees and expenses of counsel for the Administrative Agent) in accordance with the terms of Section 10.04 of the Credit Agreement.

Section 6.                                            Execution in Counterparts. This Supplement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute but one and the same agreement. Delivery of an executed counterpart of a signature page to this Supplement by telecopier shall be effective as delivery of a manually executed counterpart of this Supplement.

Section 7.                                            Effective Date; Termination of Commitments. This Supplement shall become effective on the requested Effective Date subject to (a) receipt by the Administrative Agent of executed counterparts of this Supplement by each party hereto, (b) receipt by the Administrative Agent of an Administrative Questionnaire from each Additional Term Loan Lender party hereto, (c) the representations and warranties of the Borrower in Section 2 being true and correct in all material respects, (d) receipt by the Administrative Agent of a Note duly executed by the Borrower in favor of each Lender requesting a Note, (e) payment of all accrued fees and expenses of the Incremental Term Loan Lenders, the Administrative Agent and the Lead Arranger by the Borrower, and (f) such date not being later than the Termination Date. If the Effective Date and the Incremental Term Facility Closing Date do not occur on or prior to the Termination Date, the Incremental Term Commitments hereunder shall automatically terminate.

Section 8.                                            Governing Law. This Supplement shall be governed by, and construed in accordance with, the laws of the State of New York, and shall be subject to the jurisdictional and service provisions of the Credit Agreement, as if this were a part of the Credit Agreement

ALLIANT TECHSYSTEMS INC.

By	/s/ Thomas G. Sexton
Name: Thomas G. Sexton
Title: Vice President and Treasurer

[SIGNATURE PAGE]	Alliant Techsystems —
Incremental Term Facility Supplement

BANK OF AMERICA, N.A., as
Administrative Agent

By	/s/ Robert Rittelmeyer
Name: Robert Rittelmeyer
Title: Vice President

[SIGNATURE PAGE]	Alliant Techsystems —
Incremental Term Facility Supplement

ALLIANT TECHSYSTEMS OPERATIONS LLC, as
Guarantor

By	/s/ Thomas G. Sexton
Name: Thomas G. Sexton
Title: Vice President and Treasurer

ATK COMMERCIAL AMMUNITION COMPANY INC., as
Guarantor

By	/s/ Thomas G. Sexton
Name: Thomas G. Sexton
Title: Vice President and Assistant Treasurer

ATK COMMERCIAL AMMUNITION HOLDINGS COMPANY INC., as
Guarantor

By	/s/ Thomas G. Sexton
Name: Thomas G. Sexton
Title: Vice President and Assistant Treasurer

ATK LAUNCH SYSTEMS INC., as
Guarantor

By	/s/ Thomas G. Sexton
Name: Thomas G. Sexton
Title: Vice President and Assistant Treasurer

[SIGNATURE PAGE]	Alliant Techsystems —
Incremental Term Facility Supplement

ATK SPACE SYSTEMS INC., as
Guarantor

By	/s/ Thomas G. Sexton
Name: Thomas G. Sexton
Title: Vice President and Assistant Treasurer

EAGLE INDUSTRIES UNLIMITED, INC., as
Guarantor

By	/s/ Thomas G. Sexton
Name: Thomas G. Sexton
Title: Vice President and Assistant Treasurer

EAGLE MAYAGUEZ, LLC, as
Guarantor

By	/s/ Thomas G. Sexton
Name: Thomas G. Sexton
Title: Vice President and Assistant Treasurer

EAGLE NEW BEDFORD, INC., as
Guarantor

By	/s/ Thomas G. Sexton
Name: Thomas G. Sexton
Title: Vice President and Assistant Treasurer

FEDERAL CARTRIDGE COMPANY, as
Guarantor

By	/s/ Thomas G. Sexton
Name: Thomas G. Sexton
Title: Vice President and Assistant Treasurer

[SIGNATURE PAGE]	Alliant Techsystems —
Incremental Term Facility Supplement

SUNTRUST BANK,
as Incremental Term Loan Lender

By	/s/ David Simpson
Name: David Simpson
Title: Vice President

BANK HAPOALIM, B.M.,
as Incremental Term Loan Lender

By	/s/ James P. Surless
Name: James P. Surless
Title: Vice President

By	/s/ Frederic S. Becker
Name: Frederic S. Becker
Title: Senior Vice President

BANK OF AMERICA, N.A.,
as Incremental Term Loan Lender

By	/s/ Kenneth J. Beck
Name: Kenneth J. Beck
Title: Director

THE BANK OF NEW YORK MELLON,
as Incremental Term Loan Lender

By	/s/ John T. Smathers
Name: John T. Smathers
Title: First Vice President

BRANCH BANKING AND TRUST COMPANY,
as Incremental Term Loan Lender

By	/s/ James E. Davis
Name: James E. Davis
Title: Senior Vice President

[SIGNATURE PAGE]	Alliant Techsystems —
Incremental Term Facility Supplement

BANK OF TOKYO-MITSUBISHI UFJ, LTD. ,
as Incremental Term Loan Lender

By	/s/ Thomas Danielson
Name: Thomas Danielson
Title: Authorized Signatory

PNC BANK, NATIONAL ASSOCIATION,
as Incremental Term Loan Lender

By	/s/ Michael Leong
Name: Michael Leong
Title: Senior Vice President

MIZUHO CORPORATE BANK LIMITED,
as Incremental Term Loan Lender

By	/s/ Tenya Mitsuboshi
Name: Tenya Mitsuboshi
Title: Deputy General Manager

JPMORGAN CHASE, N.A.,
as Incremental Term Loan Lender

By	/s/ Aized A. Rabbani
Name: Aized A. Rabbani
Title: Vice President

WELLS FARGO BANK, NATIONAL ASSOCIATION,
as Incremental Term Loan Lender

By	/s/ Peter Kiedrowski
Name: Peter Kiedrowski
Title: Director

[SIGNATURE PAGE]	Alliant Techsystems —
Incremental Term Facility Supplement

ROYAL BANK OF CANADA,
as Incremental Term Loan Lender

By	/s/ Richard Smith
Name: Richard Smith
Title: Authorized Signatory

US BANK NATIONAL ASSOCIATION,
as Incremental Term Loan Lender

By	/s/ Andrew C. Beckman
Name: Andrew C. Beckman
Title: Assistant Vice President

[SIGNATURE PAGE]	Alliant Techsystems —
Incremental Term Facility Supplement

SCHEDULE I
TO
INCREMENTAL TERM FACILITY SUPPLEMENT (TRANCHE A)

Incremental Tem Loan Lender	Incremental Term Commitment
Bank of America, N.A.	$41,000,000.00
Suntrust Bank	$25,000,000.00
U.S. Bank National Association	$25,000,000.00
Wells Fargo Bank, National Association	$25,000,000.00
The Bank of Tokyo-Mitsubishi UFJ, Ltd.	$25,000,000.00
Royal Bank of Canada	$14,000,000.00
Mizuho Corporate Bank Ltd.	$14,000,000.00
JPMorgan Chase, N.A.	$7,000,000.00
Branch Banking and Trust Company	$7,000,000.00
The Bank of New York Mellon	$7,000,000.00
PNC Bank, National Association	$5,000,000.00
Bank Hapoalim, B.M.	$5,000,000.00